Transamerica Variable Annuity Series	Transamerica AxiomSM II
Transamerica Inspire® Variable Annuity	Transamerica Variable Annuity O-Share
Transamerica Variable Annuity I-Share

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated March 30, 2020

to the

Prospectus dated May 1, 2019

Effective on or about April 30, 2020 (the “Liquidation Date”), due to the liquidation of the underlying portfolios listed below (the “Portfolios”), the subaccounts listed below (the “Subaccounts”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
TA BlackRock Global Allocation Managed Risk – Growth – Service Class	Transamerica BlackRock Global Allocation Managed Risk – Growth VP – Service Class	Milliman Financial Risk Management LLC
TA Multi-Manager Alternative Strategies – Service Class	Transamerica Multi-Manager Alternative Strategies VP – Service Class	Transamerica Asset Management, Inc.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccounts to any other subaccounts available in your policy. These transfers will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccounts on the Liquidation Date, shares of the Portfolios held for you in the Subaccounts will be exchanged for shares of the BlackRock Government Money Market V.I. Fund (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the BlackRock Government Money Market V.I. Fund subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you may no longer use automated transfer features such as Rebalancing or Dollar Cost Averaging with the Subaccounts for the Portfolios. If you are using an automated transfer feature such as Rebalancing or Dollar Cost Averaging with the Subaccounts for the Portfolios, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Liquidation Date, any subsequent allocations to the Subaccounts for the Portfolios will be directed to the Money Market Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the applicable

Variable Annuity listed above and dated May 1, 2019